Note 15 - Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
15.     SUBSEQUENT EVENTS

On July 3, 2013, we entered into an agreement with EG S.p.A., a subsidiary of the Stada Group, whereby we agreed to (i) sell the Italian marketing authorization for Genkinase and (ii) supply EG S.p.A. and Crinos S.p.A., another subsidiary of the Stada Group, urokinase (the active pharmaceutical ingredient of Genkinase) for a period of five year.  In connection with this agreement, Crinos has agreed to waive its right to royalty payments equal to 1.5% of the net sales of defibrotide in Europe for seven years following our receipt of a marketing authorization for defibrotide from the European Medicines Agency, the rights of which Crinos S.p.A. had previously acquired pursuant to an agreement with us in 2006.